UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wood Avenue, Unit #100 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2026, Outlook Therapeutics, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“H.C. Wainwright”), pursuant to which the Company may issue and sell shares of its common stock, $0.01 par value per share (“Common Stock”), from time to time through H.C. Wainwright as sales agent and/or principal having an aggregate offering price of up to $100,000,000 (the “Shares”).

The offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-278340), which was declared effective by the Securities and Exchange Commission (the “Commission”) on April 5, 2024. The Company will file a prospectus supplement, dated May 13, 2026, with the Commission relating to the Shares.

H.C. Wainwright may sell the Shares by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including, without limitation, sales made directly on The Nasdaq Capital Market or any other existing trading market for the Common Stock, in privately negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. H.C. Wainwright has agreed to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares under the Sales Agreement from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company is not obligated to make any sales of the Shares under the Sales Agreement.

The Sales Agreement contains customary representations, warranties, and agreements by the Company, and customary indemnification rights and obligations of the parties. The Company will pay H.C. Wainwright a commission equal to 3% of the aggregate gross proceeds of any sale of Shares under the Sales Agreement. In addition, the Company has agreed to reimburse certain legal expenses and fees incurred by H.C. Wainwright in connection with the transactions contemplated by the Sales Agreement and provide H.C. Wainwright with customary indemnification and contribution rights against certain liabilities.

The Sales Agreement may be terminated by the Company at any time upon five business days’ prior written notice to H.C. Wainwright, or by H.C. Wainwright at any time.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Cooley LLP relating to the Shares being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any offer, solicitation or sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with entering into the Sales Agreement, the Company terminated, effective May 12, 2026, its at-the-market sales agreement, dated as of May 16, 2023 (as amended, the “Prior Sales Agreement”) with BTIG, LLC with respect to an at-the-market offering program under which the Company could offer and sell, from time to time at its sole discretion, shares of its Common Stock having an aggregate offering price of up to $100,000,000 (the “Prior ATM Program”). As a result of the termination of the Prior Sales Agreement, the Company will not offer or sell any additional shares of Common Stock under the Prior ATM Program.

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2026, the Company announced that, as of March 31, 2026, it had approximately $7.7 million of cash and cash equivalents, which does not include $4.5 million of net proceeds from a registered direct equity offering completed in April 2026. This amount is unaudited and preliminary, is subject to normal quarterly closing processes and accounting review, and does not present all information necessary for an understanding of the Company’s financial condition as of March 31, 2026. Actual results for the three months ended March 31, 2026 will not be finalized until a later date and may differ materially from the above estimates.

The information contained in this Item 2.02 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company’s preliminary cash and cash equivalents as of March 31, 2026. These forward-looking statements are based on management’s current expectations, beliefs, and assumptions, and they involve substantial risks and uncertainties and may be based on inaccurate assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. The preliminary cash and cash equivalents as of March 31, 2026 included in this Current Report on Form 8-K represent the most current information available to management. Given the nature of the preliminary financial results, the Company cannot assure that any outcome expressed in these forward-looking statements will be realized in whole or in part. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. These forward-looking statements are subject to risks and uncertainties that could cause results and events to differ significantly from those expressed or implied by the forward-looking statements, including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025 and subsequent filings by the Company. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Cooley LLP
10.1	At the Market Offering Agreement between the Company and H.C. Wainwright & Co., LLC dated May 13, 2026
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: May 13, 2026	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer